UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2015
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 18, 2015, Frank Elsenbast, a director of Talon Real Estate Holding Corp., resigned as a member of the Company’s board of directors effective immediately.  Mr. Elsenbast did not resign due to any disagreement with the company, known to an executive officer of the company, on any matter relating to the Company’s operations, policies or practices or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: May 19, 2015	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer